Exhibit 10.7

ESCROW DEPOSIT AGREEMENT

This ESCROW DEPOSIT AGREEMENT (this “Agreement”) dated as of this [__] day of July 2022, by and among WSHARES BITCOIN FUND, a Delaware statutory trust (the “Trust”), having an address at 2 Park Avenue, 20th Floor, New York, New York 10016, OASIS PRO MARKETS LLC (the “Placement Agent”), a Delaware limited liability company, having an address at 1 Thorndal Circle, Darien, CT, 06820 and SIGNATURE BANK (the “Escrow Agent”), a New York State chartered bank, having an office at 1400 Broadway, 26th Floor, New York, NY 10018.  All capitalized terms not herein defined shall have the meaning ascribed to them in that certain Preliminary Prospectus, dated [    ], 2022, of the Trust, including all attachments, schedules and exhibits thereto (the “Prospectus”) included in Registration Statement on Form S-1 (File No. 333-239150) (the “Registration Statement”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of the Prospectus, the Trust desires to sell (the “Offering”) a minimum of $10,000,000 (the “Minimum Amount”) of its common shares (the “Shares”). There is no maximum amount of the Offering. Each Share is being sold at a price of $25.00 per Share, with a minimum investment of $25,000.00;

WHEREAS, the Offering shall terminate on _________ (the “Termination Date”). Unless the Minimum Amount has been raised by the Termination Date, all funds shall be returned to subscribers in the Offering;

WHEREAS, the Trust and the Placement Agent desire to establish an escrow account with the Escrow Agent into which the Trust and the Placement Agent shall instruct subscribers introduced to the Trust by the Placement Agent (the “Subscribers”) to deposit checks and other instruments for the payment of money made payable to the order of “Signature Bank as Escrow Agent for wShares Bitcoin Fund,” and Escrow Agent is willing to accept said checks and other instruments for the payment of money in accordance with the terms hereinafter set forth;

WHEREAS, the Trust, as issuer, and the Placement Agent, as an introducing broker-dealer, represent and warrant to the Escrow Agent that they will comply with all of their respective obligations under applicable state and federal securities laws and regulations with respect to the sale of Shares pursuant to the Offering;

WHEREAS, the Trust and the Placement Agent represent and warrant to the Escrow Agent that they have not stated to any individual or entity that the Escrow Agent’s duties will include anything other than those duties stated in this Agreement; and

WHEREAS, the Trust and the Placement Agent represent and warrant to the Escrow Agent that a copy of each document that has been delivered to Subscribers and third parties that include Escrow Agent’s name and duties is attached hereto as Schedule I.
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Content is not to be distributed or shared outside of participating parties.

NOW, THEREFORE, IT IS AGREED as follows:

1.  Delivery of Escrow Funds.

(a)   The Placement Agent and the Trust shall instruct Subscribers to deliver to Escrow Agent checks made payable to the order of “Signature Bank, as Escrow Agent for wShares Bitcoin Fund,” or wire transfer to Signature Bank, 1400 Broadway, 26th Floor, New York, NY 10018, ABA No. 026013576 for credit to Signature Bank, as Escrow Agent for wShares Bitcoin Fund, Account No. _____________, in each case, with the name and address of the individual or entity making payment.  In the event any Subscriber’s address is not provided to Escrow Agent by the Subscriber, then the Trust agrees to promptly provide Escrow Agent with such information in writing. The checks or wire transfers shall be deposited into a non-interest-bearing account at Signature Bank entitled “wShares Bitcoin Fund, Signature Bank, as Escrow Agent” (the “Escrow Account”).

(b)  The collected funds deposited into the Escrow Account are referred to as the “Escrow Funds.”

(c)  The Escrow Agent shall have no duty or responsibility to enforce the collection or demand payment of any funds deposited into the Escrow Account.  If, for any reason, any check deposited into the Escrow Account shall be returned unpaid to the Escrow Agent, the sole duty of the Escrow Agent shall be to return the check to the Subscriber and advise the Trust and the Placement Agent promptly thereof.

2.  Release of Escrow Funds.  The Escrow Funds shall be paid by the Escrow Agent in accordance with the following:

(a)  In the event that the Trust advises the Escrow Agent in writing that the Offering has been terminated (the “Termination Notice”), then the Escrow Agent shall promptly return the funds paid by each Subscriber to said Subscriber without interest or offset.  The Escrow Funds returned to each Subscriber shall be free and clear of any and all claims of the Escrow Agent.

(b)   Intentionally Omitted.

(c)   Provided that the Escrow Agent does not receive the Termination Notice in accordance with Section 2(a) and the Minimum Amount has been deposited into the Escrow Account on or prior to the Termination Date, the Escrow Agent shall, upon receipt of written instructions, in the form of Exhibit A, attached hereto and made a part hereof, or in a form and substance satisfactory to the Escrow Agent, received from the Trust and the Placement Agent, pay the Escrow Funds in accordance with such written instructions, which instructions shall be limited to the payment of the Placement Agent’s fee and other offering expenses and the payment of the balance to the Trust (each, a “Closing”). Such payment or payments shall be made by wire transfer within one (1) Business Day of receipt of such written instructions, which must be received by the Escrow Agent no later than 3:00 p.m., New York time, on a Business Day for the Escrow Agent to process such instructions that Business Day.  The Trust and the Placement Agent further agree that there shall be a single Closing under this Agreement limited to four (4) wires.  Any additional wires may be subject to additional fees.
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Content is not to be distributed or shared outside of participating parties.

(d)  If by 10:00 a.m., New York time, on the Termination Date, the Escrow Agent has not received written instructions from the Trust and the Placement Agent regarding the disbursement of the Escrow Funds or the total amount of the Escrow Funds is less than the Minimum Amount, then the Escrow Agent shall promptly return the Escrow Funds to the Subscribers without interest or offset and close the Escrow Account immediately thereafter.  The Escrow Funds returned to each Subscriber shall be free and clear of any and all claims of the Escrow Agent.

(e)  The Escrow Agent shall not be required to pay any uncollected funds or any funds that are not available for withdrawal.

(f)  If the Termination Date or any date that is a deadline under this Agreement for giving the Escrow Agent notice or instructions or for the Escrow Agent to take action is not a Business Day, then such date shall be the Business Day that immediately precedes that date. A “Business Day” is any day other than a Saturday, Sunday or a Bank holiday on which the New York Stock Exchange is scheduled to be open for business.

3.  Acceptance by Escrow Agent.  The Escrow Agent hereby accepts and agrees to perform its obligations hereunder, provided that:

(a)  Upon execution of this Agreement, the Trust shall execute and deliver to Escrow Agent Exhibit B hereto and the Placement Agent shall execute and deliver to Escrow Agent Exhibit B-1 hereto (together with Exhibit B, each a “Certificate”), for the purpose of (i) establishing the identity of each respective authorized representative(s) of the Trust and the Placement Agent entitled to singly initiate and/or confirm disbursement instructions to Escrow Agent on behalf of each such party and (ii) providing standing wire instructions for each of the Trust and the Placement Agent to be used for disbursements to said party.  The Escrow Agent may act in reliance upon any signature on each Certificate believed by it to be genuine, and may assume that any person who has been designated by the Placement Agent or the Trust to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof has been duly authorized to do so.  The Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions, including but not limited to, those contained on each Certificate. The Trust and the Placement Agent may update their respective Certificate by executing and delivering to the Escrow Agent an updated Certificate substantially in the form attached hereto as Exhibit B and/or Exhibit B-1.  Until such time as Escrow Agent shall receive an updated Certificate, Escrow Agent shall be fully protected in relying without inquiry on the current Certificate on file with Escrow Agent.

(b)  The Escrow Agent may seek confirmation of disbursement instructions by telephone call back to one of the authorized representatives set forth on each Certificate, and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person(s) so designated.   To ensure the accuracy of the instruction it receives, the Escrow Agent may record such call back. If the Escrow Agent is unable to verify the instruction, or is not satisfied in its sole discretion with the verification it receives, it will not execute the instruction until all issues have been resolved to its satisfaction. The Trust and the Placement Agent agree that the foregoing procedures constitute commercially reasonable security procedures.
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Content is not to be distributed or shared outside of participating parties.

Escrow Agent further agrees not to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Agreement) from any party inconsistent with the foregoing.

(c)  The Escrow Agent may act relative hereto in reliance upon advice of counsel in reference to any matter connected herewith.  The Escrow Agent shall not be liable for any mistake of fact or error of judgment or law, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

(d)  The Placement Agent and the Trust agree to indemnify and hold the Escrow Agent harmless from and against any and all claims, losses, costs, liabilities, damages, suits, demands, judgments or expenses (including but not limited to reasonable attorney’s fees) claimed against or incurred by Escrow Agent arising out of or related, directly or indirectly, to this Escrow Agreement unless caused by the Escrow Agent’s gross negligence or willful misconduct.

(e)   In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, the Escrow Agent shall be entitled to (i) refrain from taking any action other than to keep safely the Escrow Funds until it shall be directed otherwise by a court of competent jurisdiction or by a joint instruction from the Trust and the Placement Agent, or (ii) deliver the Escrow Funds to a court of competent jurisdiction.

(f)  The Escrow Agent shall have no duty, responsibility or obligation to interpret or enforce the terms of any agreement other than Escrow Agent’s obligations hereunder, and the Escrow Agent shall not be required to make a request that any monies be delivered to the Escrow Account, it being agreed that the sole duties and responsibilities of the Escrow Agent shall be to the extent not prohibited by applicable law (i) to accept checks or other instruments for the payment of money and wire transfers delivered to the Escrow Agent for the Escrow Account and deposit said checks and wire transfers into the non-interest bearing Escrow Account, and (ii) to disburse or refrain from disbursing the Escrow Funds as stated above, provided that the checks received by the Escrow Agent have been collected and are available for withdrawal.

4.  Escrow Account Statements and Information. The Escrow Agent agrees to send to the Trust and/or the Placement Agent a copy of the Escrow Account periodic statement, upon request in accordance with the Escrow Agent’s regular practices for providing account statements to its non-escrow clients, and to also provide the Trust and/or the Placement Agent, or their designee, upon request other deposit account information, including Escrow Account balances, by telephone or by computer communication, to the extent practicable. The Trust and the Placement Agent agree to complete and sign all forms or agreements reasonably required by the Escrow Agent for that purpose.  The Trust and the Placement Agent each consents to the Escrow Agent’s release of such Escrow Account information to any of the individuals designated by the Trust or the Placement Agent, which designation has been signed in accordance with Section 3(a) by any of the persons on the Trust and the Placement Agent’s respective Certificate.  Further, the Trust and the Placement Agent have an option to receive e-mail notification of incoming and outgoing wire transfers.  If this e-mail notification service is requested and subsequently approved by the Escrow Agent, the Trust and/or the Placement Agent agrees to provide a valid e-mail address and other information necessary to set-up this service and sign all forms and agreements reasonably required for such service.
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Content is not to be distributed or shared outside of participating parties.

The Trust and the Placement Agent each consents to the Escrow Agent’s release of wire transfer information to the designated e-mail address(es).  The Escrow Agent’s liability for failure to comply with this section shall not exceed the cost of providing such information.

5.  Resignation of the Escrow Agent.  The Escrow Agent may resign at any time by giving thirty (30) days’ prior written notice of such resignation to the Placement Agent and the Trust.  Upon providing such notice, the Escrow Agent shall have no further obligation hereunder except to hold as depository the Escrow Funds that it receives until the end of such thirty (30)-day period.  In such event, the Escrow Agent shall not take any action, other than receiving and depositing Subscribers checks and wire transfers in accordance with this Agreement, until the Trust has designated a banking corporation, trust company, attorney or other person as successor.  Upon receipt of such written designation signed by the Placement Agent and the Trust, the Escrow Agent shall promptly deliver the Escrow Funds to such successor and shall thereafter have no further obligations hereunder.  If such instructions are not received within thirty (30) days following the effective date of such resignation, then the Escrow Agent may (i) deposit the Escrow Funds held by it pursuant to this Agreement with a clerk of a court of competent jurisdiction pending the appointment of a successor; or (ii) return all funds remaining in the Escrow Account to the Subscribers in the Offering, in the same manner as such funds were received (and the Trust and the Placement Agent agree to cooperate with Escrow Agent in providing any information required to facilitate such a return of funds to the Subscribers).  In either case provided for in this section, the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds.

6.  Termination.  The Trust and the Placement Agent may terminate the appointment of the Escrow Agent hereunder upon written notice specifying the date upon which such termination shall take effect, which date shall be at least thirty (30) days from the date of such notice.  In the event of such termination, the Trust and the Placement Agent shall, within thirty (30) days of such notice, appoint a successor escrow agent and the Escrow Agent shall, upon receipt of written instructions signed by the Trust and the Placement Agent, turn over to such successor escrow agent all of the Escrow Funds; provided, however, that if the Trust and the Placement Agent fail to appoint a successor escrow agent within such thirty (30) day period, such termination notice shall be null and void and the Escrow Agent shall continue to be bound by all of the provisions hereof.  Upon receipt of the Escrow Funds, the successor escrow agent shall become the escrow agent hereunder and shall be bound by all of the provisions hereof and Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds and under this Agreement.

7.  Investment.  All funds received by the Escrow Agent shall be held only in non-interest bearing bank accounts at Escrow Agent.

8.  Compensation.  The Escrow Agent shall be entitled, for the duties to be performed by it hereunder, to a fee of $6,000.00, which fee shall be paid by the Trust upon the signing of this Agreement. Further, if the term of this Agreement exceeds one (1) year from the execution date hereof, a fee of $1,500.00 will be paid by the Trust on each such anniversary of the execution of this Agreement. In addition, the Trust shall be obligated to reimburse Escrow Agent for all fees, costs and expenses incurred or that become due in connection with this Agreement or the Escrow Account, including reasonable attorneys’ fees.
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Content is not to be distributed or shared outside of participating parties.

Neither the modification, cancellation, termination or rescission of this Agreement nor the resignation or termination of the Escrow Agent shall affect the right of the Escrow Agent to retain the amount of any fee which has been paid, or to be reimbursed or paid any amount which has been incurred or becomes due, prior to the effective date of any such modification, cancellation, termination, resignation or rescission.  To the extent the Escrow Agent has incurred any such expenses, or any such fee becomes due, prior to any closing, the Escrow Agent shall advise the Trust and the Trust shall direct all such amounts to be paid directly at any such closing.  The Escrow Agent shall be entitled to a fee of $1,000 in the event the Agreement is amended for any reason in accordance with Section 10(d).

9.  Notices.  All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if sent by hand-delivery, by electronic mail (followed by first-class mail), by nationally recognized overnight courier service or by prepaid registered or certified mail, return receipt requested, to the addresses set forth below:

If to the Placement Agent:

Oasis Pro Markets LLC 1 Thorndal Circle Darien, CT, 06820 Attention: Pat LaVecchia Email: pat@oasispromarkets.com

If to the Trust:

wShares Bitcoin Fund 2 Park Avenue, 20th Floor New York, New York 10016 Attention: William Cai Email: will@wilshirephoenix.com

If to Escrow Agent:

Signature Bank 1400 Broadway, 26th Floor New York, New York 10018 Attention: Joseph Seibert, Managing Group Director – SVP Email: PrivateClientGroup-Seibert159@signatureNY.com

10.  General.

(a)  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be entirely performed within such State, without regard to choice of law principles, and any action brought hereunder shall be brought in the courts of the State of New York, located in the County of New York.
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Content is not to be distributed or shared outside of participating parties.

Each party hereto irrevocably waives any objection on the grounds of venue, forum non--conveniens or any similar grounds and irrevocably consents to service of process by mail or in any manner permitted by applicable law and consents to the jurisdiction of said courts.  EACH OF THE PARTIES HERETO HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(b)  This Agreement sets forth the entire agreement and understanding of the parties with respect to the matters contained herein and supersedes all prior agreements, arrangements and understandings relating thereto.

(c)  All of the terms and conditions of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto, as well as their respective successors and assigns.

(d)  This Agreement may be amended, modified, superseded or canceled, and any of the terms or conditions hereof may be waived, only by a written instrument executed by each party hereto or, in the case of a waiver, by the party waiving compliance.  The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same.  No waiver of any party of any condition, or of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement.  No party may assign any rights, duties or obligations hereunder unless all other parties have given their prior written consent.

(e)  If any provision included in this Agreement proves to be invalid or unenforceable, it shall not affect the validity of the remaining provisions.

(f)  This Agreement and any modification or amendment of this Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

11.  Form of Signature. The parties hereto agree to accept a facsimile transmission copy of their respective actual signatures as evidence of their actual signatures to this Agreement and any modification or amendment of this Agreement; provided, however, that each party who produces a facsimile signature agrees, by the express terms hereof, to place, promptly after transmission of his or her signature by fax, a true and correct original copy of his or her signature in overnight mail to the address of the other party.

12.  No Third-Party Beneficiaries.  This Agreement is solely for the benefit of the parties and their respective successors and permitted assigns, and no other person has any right, benefit, priority, or interest under or because of the existence of this Agreement.
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Content is not to be distributed or shared outside of participating parties.

13.  Sponsor. It is expressly understood and agreed by the parties hereto that:

  (a)  this Agreement is executed and delivered on behalf of the Trust by Wilshire Phoenix Funds LLC, as the sponsor of the Trust (the “Sponsor”), not individually or personally, but solely as Sponsor of the Trust in the exercise of the powers and authority conferred and vested in it;

  (b)  the representations, covenants, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by the Sponsor but are made and intended for the purpose of binding only the Trust;

  (c)  nothing herein contained shall be construed as creating any liability on the Sponsor, individually or personally, to perform any covenant of the Trust either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto; and

  (d)  under no circumstances shall the Sponsor be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, duty, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related document.

[ signature page follows ]

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Content is not to be distributed or shared outside of participating parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.

WSHARES BITCOIN FUND

By:	Wilshire Phoenix Funds LLC, not in its individual capacity but solely as Sponsor of the Trust

By:
Name:
Title:

OASIS PRO MARKETS LLC

By:
Name:
Title:

SIGNATURE BANK

By:
Name:
Title:

By:
Name:
Title:

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Content is not to be distributed or shared outside of participating parties.

Schedule I

OFFERING DOCUMENTS

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Content is not to be distributed or shared outside of participating parties.

Exhibit A

FORM OF ESCROW RELEASE NOTICE

Date:

Signature Bank
[address of financial center]
______________
Attention: [name & title of Group Director]

Dear _________:

In accordance with the terms of Section 2(c) of the Escrow Deposit Agreement dated as of ________ __, 2022 (the "Escrow Agreement"), by and between wShares Bitcoin Fund (the "Trust"), Oasis Pro Markets LLC (the "Placement Agent") and Signature Bank (the "Escrow Agent"), the Trust and Placement Agent hereby notify the Escrow Agent that the ________ closing will be held on ___________ for gross proceeds of $_________.

PLEASE DISTRIBUTE FUNDS BY WIRE TRANSFER AS FOLLOWS (wire instructions attached):

wShares Bitcoin Fund:	$

Oasis Pro Markets LLC:	$

Very truly yours,

wShares Bitcoin Fund

By:	Wilshire Phoenix Funds LLC, not in its individual capacity but solely as Sponsor of the Trust

By:
Name:
Title:

Oasis Pro Markets LLC

By:
Name:
Title:

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Content is not to be distributed or shared outside of participating parties.

EXHIBIT B

CERTIFICATE OF AUTHORIZED REPRESENTATIVES – TRUST

Name	Signature	Initiate (Y/N)	Callback (Y/N)	Phone No.	Alt. Phone No.
______________	______________	______	_______	________________	________________
______________	______________	______	_______	________________	________________
______________	______________	______	_______	________________	________________
______________	______________	______	_______	________________	________________
______________	______________	______	_______	________________	________________

STANDING WIRE INSTRUCTIONS FOR TRUST

In accordance with Section 3(a) of the Agreement disbursements to Trust by wire transfer must be sent in accordance with the following wire instructions:

Bank Name:	[_________]
Bank Address:	[_________]
ABA Number:	[_________]
Account Number:	[_________]
Account Name:	[_________]

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Content is not to be distributed or shared outside of participating parties.

EXHIBIT B-1

CERTIFICATE OF AUTHORIZED REPRESENTATIVES – PLACEMENT AGENT

Name	Signature	Initiate (Y/N)	Callback (Y/N)	Phone No.	Alt. Phone No.
______________	______________	______	_______	________________	________________
______________	______________	______	_______	________________	________________
______________	______________	______	_______	________________	________________
______________	______________	______	_______	________________	________________
______________	______________	______	_______	________________	________________

STANDING WIRE INSTRUCTIONS FOR PLACEMENT AGENT

In accordance with Section 3(a) of the Agreement disbursements to the Placement Agent by wire transfer must be sent in accordance with the following wire instructions:

Bank Name:	[_________]
Bank Address:	[_________]
ABA Number:	[_________]
Account Number:	[_________]
Account Name:	[_________]

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Content is not to be distributed or shared outside of participating parties.